THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR UNDER ANY APPLICABLE STATE SECURITIES LAWS AND HAS NOT OTHERWISE QUALIFIED FOR SALE IN RELIANCE UPON EXCEPTIONS FROM THE REQUIREMENTS OF THE SECURITIES ACT AND STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OTHER THAN PURSUANT TO THE PROVISIONS OF THE SECURITIES ACT AND STATE SECURITIES LAWS OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE TRANSFER HEREOF IS SUBJECT TO COMPLIANCE WITH THE CONDITIONS SPECIFIED HEREIN AND NO TRANSFER SHALL BE VALID OR EFFECTIVE, NOR SHALL THE OBLIGOR (DEFINED BELOW) OR ITS TRANSFER AGENT BE REQUIRED TO TRANSFER SUCH NOTE OF RECORD, UNLESS AND UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED.

12% SECURED PROMISSORY NOTE – SERIES A

December 11, 2015	[ ]

FOR VALUE RECEIVED, the undersigned, ProPhase Labs, Inc., a Delaware corporation (“ProPhase”), Pharmaloz Manufacturing Inc., a Delaware corporation (“Pharmaloz”), and Quigley Pharma Inc., a Delaware corporation (“Quigley”, together with ProPhase, and Pharmaloz, individually and collectively, the “Obligor”), jointly and severally hereby promises to pay to the order of [       ] (“Holder”) at such place as Holder may from time to time direct, in lawful money of the United States, the principal sum of [                                   ](               ) (the “Principal Amount”), plus interest accrued on the unpaid Principal Amount (the “Accrued Interest”) at a rate equal to twelve percent (12%) per annum (the “Interest Rate”), calculated from the date hereof on a basis of a 365 day year but computed for the actual number of days elapsed, in the amounts, at the times, in the manner and subject to the terms and conditions as provided below. As additional consideration for this Note, Obligor is concurrently issuing Holder a warrant for the purchase of Common Stock of ProPhase (the “Warrant”) as further described in the Subscription Agreement dated as of December 11, 2015, by and between the Obligor and the Holder (the “Subscription Agreement”). From and after the occurrence of an Event of Default under this Note (including the failure of the Obligor to pay all amounts outstanding under this Note on the Maturity Date), and so long as such Event of Default shall continue in effect, the outstanding Principal Amount of this Note shall bear interest at a rate equal to fifteen (15%) per annum (“Default Interest”).

This Note is one of a series of 12% Promissory Notes –Series A of the Obligor in the aggregate amount of up to $3,000,000 (collectively, the “Series A Notes”). Obligor is also issuing warrants in form substantially similar to the Warrant to the other holders of Series A Notes (such warrants, together with the Warrant, the “Warrants”). The Series A Notes shall be pari passu with respect to each other and all payments to the Holders under the Series A Notes shall be made pro rata among the Holders based on the aggregate unpaid Principal Amount and Accrued Interest of the Series A Note(s) held by the Holders. If Holder obtains any payment (whether voluntary, involuntary, by application of offset or otherwise) of principal, interest, premium or other amount with respect to this Note in excess of Holder’s pro rata share of such payments obtained by all of the Holders, then, by acceptance of this Note, Holder agrees to distribute to the other Holders an amount sufficient to cause all of the Holders to receive their respective pro rata share of any payment of principal, interest, premium or other amount with respect to the Series A Notes.

The obligations of Obligor under this Note, as well as under the other Series A Notes, are secured by a first priority perfected security interest in the Collateral, as such term is defined in that certain Security Agreement, dated as of even date herewith, executed by the Obligor in favor of [              ], as collateral agent for the secured parties referred to therein (the “Collateral Agent”). Holder hereby appoints [                            ], as Collateral Agent to hold the security granted under the Security Agreement for the benefit of Holder and such other holders, and authorizes the Collateral Agent to take all actions and exercise all rights with respect to the Collateral under the Security Agreement on Holder’s behalf, without the requirement of receiving consent from Holder upon the Collateral Agent’s receipt of consent and authorization from any combination of the Holders who or which, collectively, represent a majority (more than 50%) of the principal outstanding under all of the Series A Notes (collectively, the “Requisite Holder(s)”), provided that Collateral Agent delivers written notice to Holder (email shall suffice) at least five (5) days prior to the taking of any such action or the exercise of any such right, except that Collateral Agent shall not, without Holder’s prior written consent (i) exercise any such rights as to Holder which would increase or decrease the Principal Amount of or Accrued Interest under this Note or the rate of interest payable hereunder; or (ii) exercise any such rights as to Holder unless the exercise thereof applies to all of the Holders in the same relative fashion.

1. Payments of Principal and Interest.

(a) Obligor will pay Holder interest on the unpaid principal balance of this Note at the Interest Rate in semi-annual installments commencing on June 15, 2016, and continuing on December 14, 2016 and June 15, 2017.

(b) Obligor will pay Holder the Principal Amount in full on June 15, 2017 (the “Maturity Date”).

(c) The Principal Amount, together with all unpaid Accrued Interest thereon, may be prepaid by Obligor in whole or in part, at any time and from time to time with no penalty. Any such prepayment shall be accompanied by all unpaid Accrued Interest on the principal amount so prepaid.

(d) Obligor will pay Holder Default Interest (if applicable) upon demand by Holder.

(e) Upon the payment in full of all amounts owing under this Note, (i) Holder shall deliver this Note to Obligor for cancellation (or Holder shall deliver an indemnity agreement reasonably satisfactory to Obligor), (ii) all security interests granted under the Security Agreement shall be automatically terminated and liens and security interests released as set forth in the Security Agreement.

2. Events of Default and Remedies. Each of the following events shall constitute an event of default (an “Event of Default”) under this Note:

(a) Obligor shall have defaulted in the payment of all or any part of the Accrued Interest or the Principal Amount due under or pursuant to this Note or any other Series A Note as and when the same shall become due and payable, and such default shall have continued for five (5) days after the date such payment was due;

(b) Any Obligor, pursuant to or within the meaning of Title 11, U.S. Code or any similar federal or state law for the relief of debtors (collectively, “Bankruptcy Law”) shall have (i) commenced a voluntary case or proceeding, (ii) consented to the entry of an order for relief against it in an involuntary case or proceeding, (iii) consented to the appointment of a custodian of it or for all or substantially all of its property, (iv) made a general assignment for the benefit of its creditors or (v) admitted in writing its inability generally to pay its debts as the same become due;

(c) a court of competent jurisdiction shall have entered an order or decree under any Bankruptcy Law that: (i) is for relief against any Obligor in an involuntary case, (ii) appoints a custodian of any Obligor or for all or substantially all of the property of any Obligor or (iii) orders the liquidation of any Obligor, and in any such case such order or decree shall not have been withdrawn, dismissed or stayed for sixty (60) days;

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(d) Any Obligor shall have defaulted with respect to the payment of any indebtedness other than the Series A Notes in an aggregate amount of in excess of [                            ] (               ), or any other event of default shall have occurred under any such indebtedness, which default has resulted in the acceleration of such indebtedness and such indebtedness shall not have been paid, or such acceleration rescinded, within forty-five (45) days from the date of such default;

(e) the institution by any Obligor of any liquidation, dissolution or winding up of the affairs of Obligor without sufficient reserves to redeem this Note in accordance with its terms prior to such event;

(f) If at any time while this Note is outstanding, (i) any Obligor, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Obligor with or into another person, (ii) any Obligor, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Obligor or another person) is completed pursuant to which holders of Common Stock of ProPhase (“Common Stock”) are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) ProPhase, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, (v) ProPhase, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another person whereby such other person acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other persons making or party to, such stock or share purchase agreement or other business combination. Notwithstanding the foregoing, nothing herein shall restrict or prohibit ProPhase and the Obligors from implementing an internal corporate restructuring, including by merger, consolidation, transfer of assets, or otherwise.

If an Event of Default shall have occurred and be continuing, Requisite Holder(s), by notice in writing to Obligor and to the Collateral Agent (the “Acceleration Notice”), may declare the unpaid Principal Amount hereunder and all unpaid Accrued Interest hereon to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable; provided, however, that, if an Event of Default specified in Section 2(b) or 2(c) above shall have occurred, the unpaid Principal Amount hereunder and all Accrued Interest hereon shall become and be immediately due and payable without any declaration or other act on the part of the Requisite Holders.

If any Event of Default shall have occurred, Obligor shall reimburse Holder, on demand, for any and all reasonable costs and expenses, including reasonable documented attorneys’ fees and court costs, incurred by Holder in collecting or otherwise enforcing this Note.

3. Powers and Remedies Cumulative; Delay or Omission Not Waiver of Default. No right or remedy herein conferred upon or reserved to Holder is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. Except as otherwise provided by law, the assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

No delay or omission of Holder to exercise any right or power accruing upon any Event of Default shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and except as otherwise provided by law, every power and remedy given by this Note or by law may be exercised from time to time, and as often as shall be deemed expedient, by Holder.

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4. Modification of Note. This Note may not be amended or otherwise modified except as provided in writing signed by Obligor and Holder.

5. Notices. Any notice, request, demand or other communication pursuant to this Note by Obligor or by Holder shall be in writing and shall be delivered by hand, sent via certified or registered mail (return receipt requested), or sent by any commercial express delivery or courier service (with receipt), effective upon delivery in person, or, if mailed, on the first day after the date of mailing, addressed as follows:

If to Obligor:	ProPhase Labs, Inc.
621 N. Shady Retreat Road
Doylestown, PA 18901
Attn: Robert V. Cuddihy, Jr.
215-345-0919 Ext. 139

If to Holder: At Holder’s address appearing at the end of Holder’s Subscription Agreement for this Note, or as otherwise previously indicated by Holder in writing addressed to the Chief Operating Officer of Obligor.

6. Waiver of Notices; Construction. To the fullest extent permitted by law, Obligor hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note and assents to extensions of the time of payment or forbearance or other indulgence without notice. The Section headings herein are for convenience only and shall not affect the construction hereof.

7. Restrictions on Negotiability and Transfer.

(a) This Note and the other Series A Notes have not been registered under the Securities Act or qualified under any applicable state securities or “blue sky” law. This Note may not be offered, sold or otherwise transferred unless registered and qualified pursuant to the provisions of the Act and such “blue sky” laws, or unless an exemption from registration and qualification is available.

(b) By acceptance hereof, Holder agrees, prior to any transfer or attempted transfer of this Note (other than a transfer to Obligor), to give written notice to Obligor of the Holder’s intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in reasonable detail.

(c) By receipt hereof, Holder hereby acknowledges and agrees that: (i) Holder is holding this Note for Holder’s own account and without any present view towards the transfer, resale or other distribution thereof; (ii) Holder has been advised and is aware that there is no public market for this Note or the Warrant and it is not likely that any public market for this Note will develop; and (iii) this Note is subject to the restrictions on transfer set forth herein.

(d) Obligor may not assign its rights or obligations under this Note without the prior written consent of the Holder.

8. Loss, Theft, Destruction or Mutilation. Upon receipt by Obligor of reasonable evidence satisfactory to counsel to Obligor of ownership of and the loss, theft, destruction or mutilation of this Note and (in the case of loss, theft or destruction) of reasonable indemnity and (in the case of mutilation) upon surrender and cancellation hereof, Obligor will execute and deliver, in lieu hereof, a new Note of like tenor.

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9. Governing Law and Jurisdiction. This Note shall take effect as a sealed instrument and shall be construed in accordance with and governed by the laws of the State of Delaware, without reference to its conflicts of law provisions. In any legal proceeding involving, directly or indirectly, any matter arising out of or related to this Note or the relationship evidenced hereby, Obligor and Holder hereby irrevocably submit to the exclusive jurisdiction of the court of common pleas of Bucks County, Pennsylvania and the United States District Court for the Eastern District of Pennsylvania. Obligor and Holder expressly submit and consent in advance to such jurisdiction in any action or suit commenced in any such court, and Obligor and Holder hereby waive any objection which they may have based upon lack of personal jurisdiction, improper venue, or forum non conveniens.

10. Waiver of Jury Trial. EACH OF OBLIGOR AND HOLDER WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS NOTE OR RELATING THERETO OR ARISING FROM THE RELATIONSHIP WHICH IS THE SUBJECT OF THIS NOTE AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

11. No Rights as Stockholder. This Note does not by itself entitle Holder to any voting or informational rights or other rights as a stockholder of Obligor. In the absence of the exercise of the Warrant, no provision of this Note and no enumeration herein of the rights or privileges of Holder shall cause Holder to be a stockholder of Obligor for any purpose.

12. Headings. The descriptive headings of the several sections of this Note are inserted for convenience only and do not constitute a part of this Note.

13. Miscellaneous. The terms and provisions of this Note are severable, and if any term or provision shall be determined to be superseded, illegal, invalid or otherwise unenforceable in whole or in part pursuant to applicable law by a governmental authority having jurisdiction, that determination shall not in any manner impair or otherwise affect the validity, legality or enforceability of that term or provision in any other jurisdiction or any of the remaining terms and provisions of this Note in any jurisdiction. This Note, together with the Security Agreement, the Subscription Agreement and the Warrant constitutes the entire agreement with respect to the subject matter hereof and supersedes all other prior or contemporaneous agreements and understandings, both written and oral, with respect to such subject matter. This Note shall be binding upon and enforceable against Obligor and Obligor’s permitted successors and assigns and shall inure to the benefit of and be enforceable by Holder and Holder’s heirs, beneficiaries, executors, legal representatives, successors and permitted assigns. This Note is not intended to confer any rights or remedies hereunder upon any Person other than Holder and Holder’s heirs, beneficiaries, executors, legal representatives, successors and permitted assigns. If any payment on this Note becomes due and payable on a Saturday, Sunday or other day on which commercial banks in Delaware are authorized or required by Delaware State law to close, such payment date shall be extended to the next succeeding business day.

[Signature Page Follows]

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IN WITNESS WHEREOF, Obligor has caused this instrument to be duly executed and delivered by its authorized officer as of the date first set forth above.

PROPHASE LABS, Inc.

By:
Ted Karkus, CEO

Pharmaloz Manufacturing Inc.,

By:
Name:
Title:

Quigley Pharma Inc.,

By:
Name:
Title:

Accepted and Agreed to:

Name: